File Number 2-32773
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933


                              Pioneer Value Fund

                       Supplement dated January 22, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                            Dated February 1, 2012

Proposed Changes to Management Fee and Investment Objective

The Board of Trustees of Pioneer Value Fund has approved an Amended and Restated Management Agreement (the "Amended Management Agreement") with Pioneer Investment Management, Inc., the fund's investment adviser, and a change to the fund's investment objective, subject in each case to approval of the fund's shareholders. Shareholders will be asked to approve the Amended Management Agreement and the change to the fund's investment objective at a shareholder meeting expected to be held in the second quarter of 2013.

If shareholders approve the Amended Management Agreement, the fund's performance-adjusted management fee will be replaced by a new fee that is not adjusted based on the fund's performance. Under the Amended Management Agreement, the fund would pay a management fee of 0.50% of the fund's average daily net assets. Except for the change in the management fee, the terms of the Amended Management Agreement will be the same as the Management Agreement currently in effect. The Amended Management Agreement would become effective at the time of the reorganization described below.

At the shareholder meeting, shareholders also will be asked to approve changing the fund's investment objective from reasonable income and capital growth to long-term capital growth. This change would become effective at the time of the reorganization described below.

Proxy materials describing these matters are expected to be mailed later in the first quarter of 2013.

Reorganization

The Board of Trustees of Pioneer Value Fund has approved the reorganization of Pioneer Research Fund with and into Pioneer Value Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization does not require shareholder approval. The consummation of the Reorganization is, however, contingent upon certain conditions, including shareholder approval of the Amended Management Agreement and the changes to the fund's investment objective as described above. If shareholders approve the Amended Management Agreement and the changes to the fund's investment objective, the Reorganization is expected to occur in the second quarter of 2013.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Research Fund will reorganize with and into Pioneer Value Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Core Equity Fund."

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    .  Pioneer Research Fund's investment team will manage the Combined Fund.

    . If shareholders approve the change to the investment objective as described above, the investment objective of the Combined Fund will be same as the investment objective of Pioneer Research Fund (to seek long-term capital growth). The Combined Fund will have the same investment strategies and investment policies as Pioneer Research Fund. Like Pioneer Value Fund, which invests the major portion of its assets in equity securities, the Combined Fund normally will invest at least 80% of its net assets in equity securities, primarily of U.S. issuers.

    . If shareholders approve the Amended Management Agreement as described above, the management fees payable by the Combined Fund will be 0.50% of the fund's average daily net assets.

    . It is currently anticipated that the historical performance of Pioneer Research Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of Reorganization.